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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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KIMBALL INTERNATIONAL, INC

1600 Royal Street
Jasper, Indiana 47549
(812) 482-1600

NOTICE OF ANNUAL MEETING OF SHARE OWNERS
to be held October 21, 2003

To the Share Owners of Kimball International, Inc.:

      The annual meeting of our Share Owners of KIMBALL INTERNATIONAL, INC., an Indiana corporation (the “Company”), will be held at the principal offices of the Company, 1600 Royal Street, Jasper, Indiana on Tuesday, October 21, 2003, at 9:30 A.M., Eastern Standard Time, for the following purposes:

      1. To elect twelve Directors of your Company.

      2. To approve and adopt the Kimball International, Inc. 2003 Stock Option and Incentive Plan.

      3. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on August 18, 2003, for determining our Share Owners entitled to notice of and to vote at the meeting and any adjournments thereof. Only Share Owners of record at the close of business on that date will be entitled to vote. Voters of the shares of the Company’s Class A Common Stock are entitled to elect eleven Directors, to consider and vote upon the Kimball International, Inc. 2003 Stock Option and Incentive Plan and to vote upon all other matters properly presented at the meeting. Voters of the shares of the Company’s Class B Common Stock are entitled to elect one Director but are not otherwise entitled to vote.

      A proxy, being solicited on behalf of the Board of Directors, is enclosed along with a return envelope, which requires no postage if mailed in the United States. If you own shares of both Class A Common Stock and Class B Common Stock, you will receive a Class A proxy and a Class B proxy in separate mailings.

By Order of the Board of Directors

JOHN H. KAHLE, Secretary

September 10, 2003

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE PROMPTLY BY SIGNING, DATING, AND MAILING THE ACCOMPANYING PROXY CARD OR BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE CARD. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IF YOU ATTEND THE MEETING IN PERSON.

NOTICE OF ANNUAL MEETING OF SHARE OWNERS
ANNUAL MEETING OF SHARE OWNERS October 21, 2003
PROXY STATEMENT
VOTING INFORMATION
SHARE OWNER PROPOSALS
SHARE OWNERSHIP INFORMATION
ELECTION OF DIRECTORS
NOMINEES FOR ELECTION AS DIRECTORS BY HOLDERS OF CLASS A COMMON STOCK
NOMINEE FOR ELECTION AS DIRECTOR BY HOLDERS OF CLASS B COMMON STOCK
INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS
COMPENSATION OF EXECUTIVE OFFICERS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
REPORT OF THE AUDIT COMMITTEE
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSAL TO APPROVE THE KIMBALL INTERNATIONAL, INC. 2003 STOCK OPTION AND INCENTIVE PROGRAM
2003 STOCK OPTION AND INCENTIVE PLAN
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER
APPROVAL PROCESS FOR SERVICES PERFORMED BY THE EXTERNAL AUDITOR

KIMBALL INTERNATIONAL, INC.

1600 Royal Street,
Jasper, Indiana 47549
(812) 482-1600

ANNUAL MEETING OF SHARE OWNERS
October 21, 2003

PROXY STATEMENT

          This Proxy Statement and the accompanying proxy are being mailed to our Share Owners of KIMBALL INTERNATIONAL, INC. (the “Company”) on or about September 10, 2003, and are furnished in connection with the Board of Directors’ solicitation of proxies to be used at the Annual Meeting of Share Owners to be held October 21, 2003, at the time and place and for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Share Owners accompanying this Proxy Statement.

      Any of our Share Owners who properly deliver a proxy may revoke their proxy at any time prior to the voting thereof by either filing a written revocation with the Secretary of the Company, submitting another duly executed proxy with a later date, requesting the return of the proxy from the Secretary prior to the vote, or attending the meeting and so requesting, although attendance at the meeting will not by itself revoke a previously granted proxy.

      The entire cost of soliciting proxies will be borne by your Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, and electronic mail by Directors, Officers, and employees of your Company without extra compensation. Your Company will also reimburse brokerage houses, custodians, nominees, and fiduciaries for actual expenses incurred in forwarding proxy material to beneficial owners.

      Our Annual Report to our Share Owners and Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2003, accompany this Proxy Statement.

VOTING INFORMATION

      Only Share Owners of record at the close of business on August 18, 2003, will be entitled to vote at the Annual Meeting. On that date, there were outstanding 13,739,135 shares of Class A Common Stock and 24,337,079 shares of Class B Common Stock. Each share of Class A Common Stock is entitled to one vote with respect to the election of the eleven Directors, adoption of the 2003 Stock Option and Incentive Plan, and any other matters submitted to a vote at the meeting. Each share of Class B Common Stock is entitled to one vote with respect to the election of one Director but otherwise is not entitled to vote.

      The presence of a quorum requires that a majority of outstanding shares of each class of stock be present at the meeting by proxy or in person. With a quorum present at the meeting, Directors will be elected by the plurality of the votes cast by the shares entitled to vote in the election at the meeting, (i.e., the nominees receiving the highest number of votes cast in each category will be elected). Accordingly, the election of Directors will not be affected if you choose to not vote your shares or if you withhold authority to vote your shares. If you hold your shares through a broker or other nominee (in “street” name), you should instruct the broker or nominee as to how you want to vote. Withholding authority or “broker non-votes” will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Approval of your Company’s 2003 Stock Option and Incentive Plan (Proposal 2) requires the affirmative vote of the holders of a majority of the shares of Class A Common Stock cast at the meeting. Abstentions on Proposal 2 will be considered as present at the meeting, but not as voting in favor of the proposal. If you choose not to vote your shares or abstain, it will not affect the determination of whether or not Proposal 2 is approved.

      If you are a registered Share Owner, you can simplify your voting and save your Company expense by voting via telephone or the Internet. Telephone or Internet voting information is provided on the proxy card. A control number is designated on the proxy card to verify a Share Owner’s identity, allowing the Share Owner to vote the shares and confirm that the voting instructions have been recorded properly. If you vote via telephone or the Internet, please do not return a signed proxy card. If your shares are held in the name of a bank or broker, you may be able to vote via telephone or the Internet by following the instructions on the proxy form you receive from your bank or broker.

      All properly delivered proxies will be voted. In the absence of contrary direction, the proxies will be voted FOR the election of each of the named nominees to the Board, and FOR the adoption of the 2003 Stock Option and Incentive Plan. For shares held by participants in the Company’s retirement plan, they will be voted in accordance with the participant’s direction in his or her proxy unless such proxy is not timely received, in which case the trustee of the retirement plan will vote the shares in the same proportion as the shares for which the trustee received timely participant direction.

      The Board of Directors knows of no other matters that may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment on such matter using the discretionary authority granted in the proxy form.

SHARE OWNER PROPOSALS

      Proposals which are desired to be presented at the 2004 Annual Meeting by Share Owners and included in the Company’s Proxy Statement for that meeting must be received by the Company at its principal executive offices, 1600 Royal Street, Jasper, Indiana 47549, no later than May 14, 2004. Such proposals, however, must meet certain requirements of regulations of the Securities and Exchange Commission for inclusion in the Company’s Proxy Statement. A Share Owner wishing to bring a proposal before the Annual Meeting of Share Owners in 2004 (but not include the proposal in the Company’s Proxy Statement), must cause written notice of the proposal to be received by the Secretary of the Company at its principal executive office by no earlier than July 3, 2004, and no later than July 23, 2004. The written notice must also meet additional requirements as stated in the Company’s By-laws, a copy of which is available upon written request directed to the Secretary of the Company.

SHARE OWNERSHIP INFORMATION

      Under regulations of the Securities and Exchange Commission, persons who have power to vote or invest in shares of the Company, either alone or jointly with others, are deemed to be beneficial holders of such shares. Because the voting or investment power of certain shares listed in the following table is shared, the same securities in such cases are listed opposite more than one name in the table. The total number of shares of the Company listed in the table for all Executive Officers and Directors as a group, after elimination of such duplication, is 4,551,410 shares of Class A Common Stock (33.1% of the outstanding) and 2,690,824 shares of Class B Common Stock (10.7% of the outstanding), as of the date noted below.

      Set forth in the following table are the beneficial holdings as of August 11, 2003, of the Company’s Class A Common Stock and Class B Common Stock on the basis described above for: (i) each person, known to your Company who may be deemed to beneficially own more than 5% of either class of your Company’s outstanding shares; (ii) all Directors; (iii) each “Named Executive Officer” as listed in the Summary

Compensation Table elsewhere in this Proxy Statement; and (iv) all Directors and Executive Officers as a group:

		Shares Beneficially Owned(a)

		Sole Voting		Shared
		and		Voting and
		Investment		Investment	Percent
Name		Power		Power(b)	of Class

HOLDERS OF MORE THAN 5% OF THE OUTSTANDING SHARES OF EITHER CLASS
Douglas A. Habig	Class A	807,884		1,916,323	19.8%
1600 Royal Street	Class B	454,646	(c)	554,348	4.1%
Jasper, Indiana 47549
John B. Habig	Class A	624,746		1,938,238	18.7%
1500 Main Street	Class B	255,720		524,085	3.2%
Jasper, Indiana 47546
Trust Agreements of
A. C. Sermersheim Family Limited Partnership (e)	Class A	811,000		None	5.9%
1113 West 14th Street	Class B	373,576		None	1.5%
Jasper, Indiana 47546
Barbara J. Habig (f)	Class A	724,815		None	5.3%
4949 Lampkins Ridge Road	Class B	128,304		None	(d	)
Bloomington, IN 47401
DIRECTORS (NOT LISTED ABOVE) AND NAMED EXECUTIVE OFFICERS:
James C. Thyen	Class A	262,139		132,400	2.9%
	Class B	314,676	(c)	317,730	2.6%
Ronald J. Thyen	Class A	258,010		119,584	2.7%
	Class B	217,061	(c)	272,096	2.0%
John T. Thyen	Class A	313,646		119,584	3.2%
	Class B	159,608	(c)	272,096	1.8%
Brian K. Habig	Class A	214,347		None	1.6%
	Class B	43,445		None	(d	)
Dr. Jack R. Wentworth	Class A	None		None	None
	Class B	11,174	(c)	None	(d	)
Christine M. Vujovich	Class A	None		None	None
	Class B	10,411	(c)	None	(d	)
Alan B. Graf, Jr.	Class A	None		None	None
	Class B	35,566	(c)	None	(d	)
Polly B. Kawalek	Class A	None		None	None
	Class B	14,063	(c)	None	(d	)
Harry W. Bowman	Class A	None		None	None
	Class B	4,640	(c)	None	(d	)
Geoffrey L. Stringer	Class A	None		None	None
	Class B	514		None	(d	)
P. Daniel Miller	Class A	1,720		None	(d	)
	Class B	78,971	(c)	None	(d	)
Donald D. Charron	Class A	1,440		None	(d	)
	Class B	87,490	(c)	None	(d	)
All Executive Officers and Directors as a Group (17 persons)	Class A	2,480,772		2,070,638	33.1%
	Class B	1,849,009	(c)	841,815	10.7%

(a)	Class A Common Stock is convertible at the option of the holder to Class B Common Stock on a share-for-share basis. Amounts are reported and percentages are calculated on an unconverted basis.

(b)	Includes shares owned by spouse and children living in the household of the individuals listed. Beneficial ownership is disclaimed as to such shares and as to all other shares over which the named person does not have full beneficial rights.

(c)	Class B shares include shares receivable by Directors and Executive Officers upon exercise of stock options which are exercisable within sixty days after August 11, 2003, as follows: Douglas A. Habig 194,968 shares; James C. Thyen 185,837 shares; Ronald J. Thyen 51,837 shares; John T. Thyen 91,033 shares; Alan B. Graf, Jr. 4,308 shares; Christine M. Vujovich 2,160 shares; Jack R. Wentworth 2,449 shares; Polly B. Kawalek 4,174 shares; Harry W. Bowman 1,599 shares; P. Daniel Miller 52,738 shares; Donald D. Charron 73,392 shares; and all Executive Officers and Directors as a group 794,982 shares. The percentage of Class B shares owned by each person, or group, is determined by including in the number of Class B shares outstanding those Class B shares issuable to such person or group, assuming exercise of stock options which are exercisable within sixty days after August 11, 2003.

(d)	Totals are under one percent of the outstanding class of stock.

(e)	This information is derived from notification received by the Company on Schedule 13D and other communications. As disclosed in the Schedule 13D, Jane M. Hackman, Shirley A. Lewis, and Ronald J. Sermersheim each have joint voting and investment power of the shares listed. In addition, Ms. Hackman, Ms. Lewis, and Mr. Sermersheim each vote individually and own on a direct basis, or through additional family partnerships, a total of 401,456 shares of Class A Common Stock and 1,141,267 shares of Class B Common Stock.

(f)	This information is derived from notification received by the Company on Schedule 13G or other communications.

ELECTION OF DIRECTORS

      At the Annual Meeting, twelve Directors, constituting the full Board, are to be elected to hold office until the next Annual Meeting of our Share Owners or until their successors are duly elected and qualified. Holders of shares of the Company’s Class A Common Stock are entitled to elect eleven Directors, and holders of shares of the Company’s Class B Common Stock are entitled to elect one Director. Each nominee is currently serving as a Director of the Company and has consented to continue to serve. If for any reason any such nominee shall become unable or unwilling to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the accompanying proxy. The Board of Directors has no reason to believe that any such nominee will be unable to serve. The nominees are:

NOMINEES FOR ELECTION AS DIRECTORS
BY HOLDERS OF CLASS A COMMON STOCK

		Director
Name	Principal Occupation	Since

Douglas A. Habig (a)	Chairman of the Board of Directors and Chief Executive Officer of your Company; age 56	1973

James C. Thyen (b)	President of your Company; age 59	1982

John B. Habig (a)	Chairman of the Board of Directors of SVB&T Corporation (a bank holding company); age 70	1956

Ronald J. Thyen (b)	Retired; Former Senior Executive Vice President, Assistant Secretary, Operations Officer of your Company; age 66	1973

Brian K. Habig	Self-employed; Former Human Resources Manager, flexcel — Danville, a seating manufacturing division of your Company; age 46	1992

John T. Thyen (b)	Retired; Former Senior Executive Vice President, Strategic Marketing of your Company; age 64	1990

		Director
Name	Principal Occupation	Since

Christine M. Vujovich	Vice President, Marketing and Environmental Policy, Cummins, Inc.; age 51	1994

Alan B. Graf, Jr.	Executive Vice President and Chief Financial Officer, FedEx Corporation; also Director of Nike, Inc. and Mid-America Apartment Communities, Inc.; age 49	1996

Polly B. Kawalek	Senior Vice President and President, Quaker Foods, PepsiCo Beverages and Foods; age 48	1997

Harry W. Bowman	Former President and Chief Executive Officer of The Stiffel Company; age 60	2000

Geoffrey L. Stringer	Retired; Former Executive Vice President, Bank One Corporation and Chief Executive Officer, Bank One Capital Corporation; age 60	2003

NOMINEE FOR ELECTION AS DIRECTOR
BY HOLDERS OF CLASS B COMMON STOCK

		Director
Name	Principal Occupation	Since

Dr. Jack R. Wentworth	Arthur M. Weimer Professor Emeritus of Business Administration, Indiana University; former Dean of the Kelley School of Business, Indiana University; age 75	1984

(a)	Douglas A. Habig and John B. Habig are brothers.

(b)	Ronald J. Thyen, James C. Thyen and John T. Thyen are brothers.

      Each of the nominees is currently a Director of the Company and has been employed for more than the past five years by the same employer in the capacity shown above, or some other executive capacity, except for Polly B. Kawalek, Harry W. Bowman, Brian K. Habig and Geoffrey L. Stringer. Ms. Kawalek has been an employee of The Quaker Oats Company since 1979 and since 1982 has held various management positions with that company. In 1998, Ms. Kawalek was appointed Vice President of The Quaker Oats Company in addition to her duties as President of The Hot Breakfast Division. In 2001, Quaker Oats was acquired by PepsiCo and Ms. Kawalek became Senior Vice President and President of Quaker Foods, PepsiCo Beverages and Foods.

      From January 1999 until March 2000, Mr. Bowman was the President and Chief Executive Officer of The Stiffel Company, an electric lighting equipment manufacturer in Chicago, Illinois, a position he resigned in March 2000, due to a proposed sale of the company. From September 1997 to January 1999, Mr. Bowman served as an independent consultant.

      Mr. Habig was employed in various positions in Kimball Office Furniture from 1979 until 1997, when he became Proposal Center Manager for Kimball Electronics Group. He resigned from the Company for a few months in 2001, then returned as National Sales and Marketing Manager for flexcel — Danville in December 2001, and was employed in that capacity until July 2002, when he was appointed Human Resources Manager for flexcel — Danville. He resigned that position in October 2002, and is currently self-employed.

      Mr. Stringer was employed by First Chicago Bank in 1974 and held various senior management positions in leasing, capital and investments divisions through the acquisition of First Chicago by the National Bank of Detroit VII, and ultimately the acquisition of NBD — First Chicago by Bank One in 1998. From 1998 to 2001, Mr. Stringer served as Executive Vice President of Bank One Corporation and Chairman and Chief Executive Officer of Bank One Capital Corporation.

      In June and August of 2003, respectively, Ronald J. Thyen and John T. Thyen, retired from their executive positions after 44 and 41 years of faithful and dedicated service to your Company. On behalf of all Share Owners, your Board wishes to express its gratitude and best wishes to Ron and John.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

      Your Board has three standing Committees: the Executive Committee, the Audit Committee and the Compensation Committee. The Executive Committee currently consists of: Douglas A. Habig, John B. Habig, James C. Thyen, and Ronald J. Thyen. The By-laws of the Company provide that, except to the extent limited by Indiana law, the Executive Committee may exercise all powers of the Board of Directors (by meeting or unanimous written consent) with reference to the conduct of the business of your Company during the intervals between the meetings of the Board. During the 2003 fiscal year, the Board of Directors met six times while the Executive Committee did not meet but acted by unanimous written consent on two occasions.

      The Audit Committee currently consists of six members of the Board: Alan B. Graf, Jr. (Chairperson), Christine M. Vujovich, Dr. Jack R. Wentworth, Polly B. Kawalek, Harry W. Bowman and Geoffrey L. Stringer. The Board of Directors has determined that Mr. Graf is an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. All audit committee members, including the audit committee financial expert, are not salaried employees of the Company and, in the opinion of the Board of Directors, meet the National Association of Securities Dealers, Inc. requirements with respect to independence and accounting experience. The Committee met three times during the 2003 fiscal year.

      The members of the Compensation Committee are: Dr. Jack R. Wentworth (Chairperson), Christine M. Vujovich, Alan B. Graf, Jr., Polly B. Kawalek, and Harry W. Bowman. The Committee’s responsibilities consist of making all determinations with respect to the compensation of the Chief Executive Officer and approving option grants under your Company’s 1996 Stock Incentive Program. The Compensation Committee met twice during fiscal year 2003.

      All Directors receive compensation of $24,000 per year for service as Directors. Directors who are not Company employees receive an additional $2,000 for each Board meeting attended. Directors who are Company employees receive an additional $1,500 for each Board meeting attended. The Chairperson of the Audit Committee of the Board of Directors receives $3,500 per committee meeting, and other Audit Committee members receive $2,500 per committee meeting. Members of the Compensation Committee receive $1,000 per committee meeting. Members of the Executive Committee receive no additional compensation for their service on the Committee.

      Your Company maintains the 1996 Director Stock Compensation and Option Plan, which allows Directors to elect to receive all or part of their annual retainer and meeting fees in shares of Class B Common Stock and to receive grants of non-qualified stock options in connection with that election. Upon approval of the 2003 Stock Option and Incentive Plan, Directors who elect to receive all or part of their annual retainer and meeting fees in shares of Class B Common Stock and who receive grants of non-qualified stock options in connection with such elections, would receive such shares and stock options pursuant to the 2003 Stock Option and Incentive Plan.

      In 1997, the Board of Directors adopted a plan whereby all members of your Board of Directors must own at a minimum your Company’s stock equal in value to three times the total annual fees earned as a Director, with a ten-year phase-in period to attain the ownership requirement.

      Each incumbent Director attended during fiscal year 2003 in excess of 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board on which such Director served, except Polly B. Kawalek, who attended 8 of the 11 meetings (73%).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires that Company Directors, Executive Officers and greater-than-ten-percent Share Owners file with the Securities and Exchange Commission and the Company an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the Directors and Executive Officers that no other reports were required, the Company is unaware of any instances of noncompliance or late compliance with such filings during the fiscal year ended June 30, 2003.

CERTAIN TRANSACTIONS

      Effective July 1, 2003, your Company entered into an agreement with Ronald J. Thyen, director and former Executive Officer of your Company, for property management services regarding mineral, hunting and gas leases for the Company’s woodland properties. The term of the agreement is two years, subject to earlier termination by Mr. Thyen or the Company upon written notice. Mr. Thyen is entitled to receive a $175 hourly fee for services under this agreement in addition to reimbursement of reasonable expenses.

COMPENSATION OF EXECUTIVE OFFICERS

      The following table shows, for the fiscal years indicated, the aggregate compensation, including incentive compensation, paid by your Company to the Chief Executive Officer and the four other most highly compensated Executive Officers serving at year end, (together, the Named Executive Officers) during the fiscal years ended June 30, 2003, 2002, and 2001:

Summary Compensation Table

					Long Term
					Compensation
		Annual Compensation
					Securities
				Other Annual	Underlying		All Other
Name and Principal Position	Year	Salary	Bonus (e)	Compensation (a)	Options (#)		Compensation (b)

Douglas A. Habig	2003	$626,080	$143,998	$36,427	106,500		$11,331
Chairman of the Board and					163	(c)
Chief Executive Officer	2002	580,060	243,587	65,676	135,000		31,775
					328	(c)
	2001	338,000	196,711	38,901	19,500		26,872
					833	(c)
James C. Thyen	2003	$572,000	$131,560	$44,848	97,500		$10,424
President					959	(c)
	2002	520,000	221,365	40,119	125,000		29,840
					1,009	(c)
	2001	312,000	182,891	43,338	19,500		25,772
					833	(c)
P. Daniel Miller	2003	$391,300	$140,868	$22,970	30,000		$7,647
Executive Vice President	2002	377,200	228,848	141,152	40,000		19,349
President-Furniture Brands Group(d)
Donald D. Charron	2003	$334,600	$173,992	$11,654	30,000		$5,790
Executive Vice President	2002	281,600	101,376	8,817	40,000		9,863
President-Kimball	2001	228,000	70,680	13,028	16,500		8,468
Electronics Group

					Long Term
					Compensation
		Annual Compensation
					Securities
				Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus (e)	Compensation (a)	Options (#)	Compensation (b)

Ronald J. Thyen	2003	$301,600	$69,368	$52,173	30,000	$5,761
Former Senior Executive					959 (c)
Vice President,	2002	301,600	134,310	53,221	40,000	26,726
Operations Officer,					1,009 (c)
Assistant Secretary	2001	287,200	147,822	50,404	16,500	28,490
					833 (c)

(a)	Includes Director fees (for executives who are also Directors), and benefits received by the executives, along with other officers and certain employees, from executive financial services programs, supplemental group medical, automotive allowances, hiring bonuses and other miscellaneous items. Also includes a $100,000 hiring bonus for Mr. Miller in 2002.

(b)	For 2003 consists of, on behalf of the named individuals, Company payments to retirement and supplemental employee retirement plans. In prior years the Company paid certain premiums on split-dollar life insurance policies for the benefit of certain of the Named Executive Officers. No premium payments were made on these policies during fiscal year 2003.

(c)	The first number represents options granted under the Company’s 1996 Stock Incentive Program, and the second number represents options granted under the Company’s 1996 Director Stock Compensation and Option Plan.

(d)	P. Daniel Miller was elected as an Executive Officer during fiscal year 2002.

(e)	Amounts shown represent bonus compensation earned in the stated fiscal year and paid in the subsequent fiscal year.

Cash Bonus Plans

      Your Company has a Profit Sharing Bonus Plan in which all Executive Officers and eligible salaried employees participate. The Plan is based on an “Economic Value Added” or “EVA” philosophy whereby the Company’s cost of capital is deducted from income to arrive at an Economic Profit. (EVA is a registered trademark of Stern Stewart & Co.). The Compensation Committee believes that changes in Economic Profit correlate with long-term Share Owner value. The amount of bonus earned during a fiscal year is based upon achieving predetermined Economic Profit levels. The Economic Profit levels required to achieve bonus are based in part on external benchmarks.

      Capital from which the cost of capital is computed includes all assets deployed, less cash and investments (with certain adjustments to reflect current economic costs), less current liabilities. Cash and investments are excluded to motivate the business units to generate cash.

      The Plan is structured whereby eligible employees with increasingly higher levels of responsibility to impact profitability have a greater percentage of their total compensation at risk, allowing for a greater incentive to increase Economic Profit. The Plan is also designed so that whenever a higher Economic Profit is achieved, bonus is paid at an increasing percent of base salary. Therefore, higher levels of Economic Profit result in a greater amount of each dollar of profit being paid out in bonus than at lower profit levels, again providing a greater incentive to increase Economic Profit. Once a minimum threshold of Economic Profit is attained, eligible employees at the highest responsibility levels may earn bonuses up to 100% of base salary, with lesser percentages for eligible employees with lower levels of responsibility.

      Because no single incentive plan is perfect and special situations occur where an individual achievement may not be adequately recognized by the Profit Sharing Bonus Plan, there is a Supplemental Bonus Plan reviewed and approved on an annual basis by your Board of Directors where a maximum of 2.4% of the Company’s overall annual net income (before bonuses paid pursuant to the Company’s Profit Sharing Bonus Plan) may be designated as supplemental bonuses to those eligible employees, including all Named Executive Officers, at the discretion of the Chairman of the Board and President. Any award to the Chief Executive

Officer under this Supplemental Bonus Plan must be approved and awarded by the Compensation Committee of the Board of Directors.

      Under your Company’s bonus plans, with certain exceptions, bonuses are accrued annually and paid in five installments over the succeeding fiscal year. Except for provisions relating to retirement, death, and permanent disability, participants must be actively employed on each payment date to be eligible to receive any unpaid bonus installment.

Retirement Plans

      Your Company maintains a defined contribution, participant-directed retirement plan with a 401(k) provision for all eligible domestic employees (the “Retirement Plan”). The Retirement Plan provides for voluntary employee contributions as well as a discretionary annual Company contribution as determined by the Board of Directors based on income of the Company as defined in the Retirement Plan. Each eligible employee’s Company contribution is defined as a percent of eligible compensation, the percent being identical for all eligible employees, including Executive Officers. Participant contributions are fully vested immediately and Company contributions are fully vested after five years of participation. All Executive Officers were fully vested at June 30, 2003, except for three individuals. The Retirement Plan is fully funded. For those eligible employees who, under the 1986 Tax Reform Act, are deemed to be highly compensated, their individual Company contribution under the Retirement Plan is reduced. For employees who are eligible, including all Named Executive Officers, there is a non-qualified, funded Supplemental Employee Retirement Plan (SERP) in which your Company contributes to the account of each individual an amount equal to the reduction in the contribution under the Retirement Plan arising from the provisions of the 1986 Tax Reform Act. Non-U.S. employees are covered by various retirement programs, many mandated by the laws of each particular country.

Option Grants in Last Fiscal Year

			Individual Grants In 2003
						Potential Realizable
			% of Total			Value at Assumed
	Number of		Options			Annual Rates of Stock
	Securities		Granted to			Price Appreciation for
	Underlying		Employees			Term of the Option (a)
	Options		In Fiscal	Exercise	Expiration
Name	Granted (#)		Year	Price	Date	5%	10%

Douglas A. Habig	106,500	(d)	12.7%	$15.06	11/14/12	$1,008,678	$2,556,188
	163	(e)	—	13.84	10/21/07	623	1,376
James C. Thyen	97,500	(d)	11.6%	$15.06	11/14/12	$923,437	$2,340,172
	741	(e)	.1%	13.84	10/21/07	2,832	6,257
	218	(f)	—	13.76	2/27/08	828	1,830
P. Daniel Miller	16,500	(g)	2.0%	$15.17	8/21/12	$157,415	$398,922
	13,500	(d)	1.6%	15.06	11/14/12	127,861	324,024
Donald D. Charron	30,000	(d)	3.6%	$15.06	11/14/12	$284,135	$720,053
Ronald J. Thyen	30,000	(d)	3.6%	$15.06	11/14/12	$284,135	$720,053
	741	(e)	.1%	13.84	10/21/07	2,832	6,257
	218	(f)	—	13.76	2/27/08	828	1,830
All Optionees	841,319		100%	$15.06 (b)	10/21/07	$7,900,000	$20,000,000
					Through
					2/27/13
All Share Owners (c)	N/A		N/A	N/A	N/A	$360,600,000	$913,800,000
All Optionees’ potential gain as a percent of all Share Owners gain						2.2%	2.2%

(a)	Potential realizable values are based upon assumed rates of appreciation prescribed by the Securities and Exchange Commission. Under these rules it is assumed the Company’s Class B Common Stock will appreciate in value from the date of grant to the end of the award term at annualized rates of 5% and 10%. The 5% and

10% rates prescribed by the Securities and Exchange Commission are not a prediction of future stock appreciation.

(b)	Weighted average per share exercise price of all options issued in fiscal year ended June 30, 2003.

(c)	The amounts shown represent a hypothetical return to all holders of your Company’s Common Stock, assuming that all Share Owners purchased their shares at a per share purchase price of $15.06, the weighted average of the exercise prices for all options granted during the period, and that all Share Owners hold the shares continuously for the average term of the options. The amounts were computed based upon 38,076,214 shares outstanding at June 30, 2003. The computed increase in market value to Share Owners is shown for comparative purposes only. It is not a prediction of future stock appreciation.

(d)	The options were granted 11/15/02 and will become exercisable beginning 11/15/07.

(e)	The options were granted 10/22/02 and will become exercisable beginning 10/22/04.

(f)	The options were granted 2/28/03 and will become exercisable beginning 2/28/05.

(g)	The options were granted 8/22/02 and will become exercisable beginning 8/22/07.

      Your Company’s 1996 Stock Incentive Program (the “1996 Plan”) was approved by Share Owners at the October 1996 Annual Meeting replacing the 1987 Stock Incentive Program. The 1996 Plan permits a variety of benefits consisting of: Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, and Performance Shares. Your Company’s 1996 Director Stock Compensation and Option Plan (the “1996 Directors’ Plan”) was also approved by Share Owners at the October 1996 Annual Meeting and is available to all members of the Board of Directors. All Incentive Stock and Non-Qualified Stock Options issued under these plans were granted at 100% of fair market value on date of grant, determined by using an average of the closing prices ten (10) days before the grant date. Options generally are exercisable five years after the date of grant and expire five to ten years after the date of grant. All options issued have certain provisions relating to termination of employment by reason of disability or retirement and provisions regarding death of the option’s holder. Under certain circumstances the options may be forfeited.

      During 2003, a total of 841,319 shares of Class B Common Stock were granted in stock options, including 834,315 shares under the 1996 Plan and 7,004 shares under the 1996 Directors’ Plan. Of the 834,315 shares granted under the 1996 Plan, 195,341 shares were Incentive Stock Options and 638,974 shares were Non-Qualified Stock Options. All 7,004 shares granted under the 1996 Directors’ Plan were Non-Qualified Stock Options. Options granted to the five Named Executive Officers were Non-Qualified Stock Options, including options granted to Douglas A. Habig, James C. Thyen and Ronald J. Thyen under the 1996 Directors’ Plan, excluding 6,591 Incentive Stock Options granted to P. Daniel Miller under the 1996 Plan.

      Stock options only produce value to Executives if the price of your Company’s stock appreciates, thereby increasing the link of the interests of Executives with those of the Share Owners.

Securities Authorized For Issuance Under Equity Compensation Plans

      The following table summarizes the Company’s equity compensation plans as of June 30, 2003:

			Number of Securities
			Remaining Available for
			Future Issuance Under
	Number of Securities	Weighted Average	Equity Compensation Plans
	to be Issued Upon	Exercise Price of	(excluding securities
	Exercise of Options	Outstanding Options	reflected in first column)

Equity compensation plans approved by Share Owners	3,013,636	$16.23	4,148,178 (a)
Equity compensation plans not approved by Share Owners	None	None	None

Total	3,013,636	$16.23	4,148,178

(a)	Includes 4,007,730 shares available for issuance as Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Performance Shares under the 1996 Plan, and 140,448 shares available for issuance as Non-Qualified Stock Options and stock grants under the 1996 Directors’ Plan.

      At the meeting, the holders of shares of Class A Common Stock may vote to approve the Kimball International, Inc. 2003 Stock Option and Incentive Plan (the “2003 Plan”) which, if approved, would replace the 1996 Plan and the 1996 Directors’ Plan. The 2003 Plan contains many of the same features as the 1996 Plan but has been enhanced. The primary enhancements include: (1) the addition of restricted and unrestricted stock as an available award; (2) the addition of Class A Common Stock as an available award; (3) the addition of exchange rights as an available award, which would entitle the holder to exchange shares of Class B Common Stock for Class A shares; and (4) the express prohibition on the repricing of stock options without the prior approval of the holders of Class A Common Stock. Because the benefits provided under the 1996 Directors’ Plan will also be available under the 2003 Plan, the Company will no longer grant awards under the Directors’ Plan if the 2003 Plan is approved.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

      The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of this fiscal year:

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options at
	Shares		Fiscal Year End 2003(#)		Fiscal Year End 2003(b)
	Acquired On	Value
Name	Exercise(#)	Realized(a)	Exercisable	Unexercisable	Exercisable	Unexercisable

Douglas A. Habig	None	None	59,968	241,991	$742	$36,995
James C. Thyen	None	None	60,837	224,468	$742	$37,656
P. Daniel Miller	None	None	6,369	103,631	None	$8,485
Donald D. Charron	None	None	33,392	75,108	None	$10,300
Ronald J. Thyen	None	None	51,837	None	$742	None

(a)	The value is calculated based on the difference between the option exercise price and the closing market price of the Class B Common Stock on the date of exercise, or the selling price on the date of exercise, multiplied by the number of shares to which the exercise relates.

(b)	Based on the NASDAQ quoted closing price for the last business day of the fiscal year ($15.31 per share).

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview

      Your Company applies a consistent philosophy to compensation for all employees, including senior management. The goal of the Compensation Program is to align compensation with business objectives and performance as a key link in increasing Share Owner value. Per the Compensation Committee’s Charter as modified by the Board of Directors in August, 2003, the Compensation Committee’s purpose is to assist the Board of Directors in the discharge of its fiduciary responsibilities relating to the grant of stock compensation and to determine the fair and competitive compensation of the Chief Executive Officer of the Company. The Committee’s responsibility as delegated by the Board of Directors is to oversee the Company’s stock-related compensation plans, and to make all determinations with respect to the compensation of your Company’s Chief Executive Officer. Options issued to the Executives and other Company employees by the Compensation Committee are generally based on level of individual responsibility. The Company’s Chairman and Chief Executive Officer and President establish the salaries and supplemental bonuses of the Company’s other Executive Officers.

Compensation Philosophy

      Since its founding, Kimball International has linked all employees’ compensation to the financial success of your Company. Through the use of incentives, including commissions, profit sharing bonuses, a defined contribution retirement plan (funded in part through a percentage share of corporate profits), Company Class B stock as an available investment option in the Company’s retirement plan, and a stock option plan, all employees are linked in a common interest with Share Owners in the Company’s short and long-term performance. Total compensation is viewed as more than cash payments and unrelated pieces. The total compensation package is planned and managed to keep various elements of compensation in balance to help maintain the link of a common interest with Share Owners.

      This basic philosophy is acknowledged in your Company’s Guiding Principles, communicated to all employees, which states in part:

“Profits are the ultimate measure of how efficiently and effectively we serve our customers and are the only true source of long-term job security. Profitability and financial resources give us the freedom to shape our future and achieve our vision.”

and

“We want employees to share in their Company’s success, both financially and through personal growth and fulfillment.”

      Our philosophies are translated into practice through specific compensation plans. In this regard, every Kimball International employee has a portion of his or her compensation linked to Company performance.

•	Most production employees are paid, either on an individual basis or through team participation, incentives based upon operation effectiveness. Compensation rises and falls with success in improving productivity and production processes. Holiday and vacation compensation is tied directly to incentive compensation.

•	Field sales personnel compensation generally includes commissions related to sales. Compensation rises and falls with success in making sales.

•	All salaried employees participate in a common Profit Sharing Bonus Plan. This Plan is based solely on Economic Profit. It is believed the link to Economic Profit will help focus our decision-makers on the most effective use of capital and will improve the focus of providing excellent returns on the investments to you, our Share Owners. Under our Profit Sharing Bonus Plan, bonuses are generally paid only if we create Share Owner value through Economic Profit. Economic Profit is defined in the Cash Bonus Plans section of this Proxy Statement. The Profit Sharing Bonus Plan goals are based in part on external benchmarks as guidelines which help to assure a consistent focus and reasonable benchmark on providing these returns. Further, the Plan places a proportionately higher share of compensation at risk at each level of management.

•	Key personnel participate in the 1996 Stock Incentive Program, strengthening the link to a common interest with Share Owners.

•	Beginning in fiscal year 2001, performance share grants were made under the 1996 Stock Incentive Program to officers and key personnel, tying the Profit Sharing Bonus Plan economic profit performance targets to grants of Class B shares.

•	The Retirement Plan for all eligible domestic employees is funded in part through Company contributions directly related to Company profitability. The Retirement Plan is participant-directed and investment options include a Kimball Stock Fund, affording eligible employees an incentive to align their Kimball stock holdings with their personal financial needs.

      See Cash Bonus Plans, Stock Incentive Programs, and Retirement Plans elsewhere in this Proxy Statement for further description of these plans and program.

      Combining the Profit Sharing and Supplemental Bonus Plans for short-term incentive and the 1996 Stock Incentive Plan for long-term incentive, key managers, including senior management, have a significant portion of their total potential compensation tied to Company performance related to profitability and Share Owners’ returns.

      The Committee believes that your Company’s historical and ongoing strategy of strongly linking compensation of all employees to Company financial performance serves the best interests of Share Owners by enabling employees to share in Company risk and success. It is the Committee’s intent to continue this strategy, refining programs consistent with changing business needs, to assure a continuing commitment to financial success.

      To further link the interests of your Company’s key decision makers to the interests of Share Owners, the Board of Directors, in 1997, adopted an Executive Stock Ownership policy based on the belief that key decision makers who have the greatest influences on the success of your Company should own significant amounts of your Company’s stock. The amount of stock to be owned increases at each level of responsibility and the policy allows a number of years for each individual to attain the required level of stock ownership.

Chief Executive Officer’s Compensation

      In the context of historical practice, the annual salary of the Chief Executive Officer is based upon numerous subjective factors, including responsibility level, overall conduct of corporate affairs, and leadership in progress towards achieving strategic objectives. The Committee does not target any specific quartile of public survey data for any component of the Chief Executive Officer’s total compensation, nor does it utilize any specific target or formula, but does review compensation of the chief executive officers of other manufacturing companies of similar size in sales. At its June 2003 meeting, the Committee carefully reviewed competitive market data and other factors noted above, and determined that a salary increase was warranted for the Chief Executive Officer. However, recognizing the longstanding philosophy of the Company, as well as the wishes of the Chief Executive Officer to align compensation with financial results, the Committee recognized that the increased salary would remain below competitive market levels for similarly-sized companies. Accordingly, the Committee unanimously approved a salary increase from the annualized base of $626,000 to $638,300 for the fiscal year ending June 30, 2004.

      Under your Company’s Profit Sharing Bonus Plan described elsewhere in this Proxy Statement, the Chief Executive Officer’s bonus for fiscal year 2003, based upon the predetermined formula approved by the Committee at its June 2002 meeting, was 23% of salary, compared to 37% and 22% in 2002 and 2001, respectively. Under the Supplemental Bonus Plan, also described elsewhere in this Proxy Statement, no award was made to Douglas A. Habig for fiscal years 2003 and 2002, primarily due to market-focused salary adjustments, greater emphasis on economic profit driven bonus, and reduced emphasis on the more subjective Supplemental Bonus Plan. Under this Plan, Mr. Habig was awarded $105,600 in 2001, based upon the Committee’s subjective evaluations of Mr. Habig’s job performance. The Committee is confident that these realignments in the Chief Executive Officer’s compensation provide significant incentives through at-risk compensation in the Profit Sharing Bonus Plan and long-term incentives. The Committee further believes that these changes increase alignment with Share Owner interests while enhancing opportunities for CEO succession, thereby providing for the long-term leadership of the Company. Thus, taking into consideration the cash bonus which can be earned under the Company’s Profit Sharing and Supplemental Bonus Plans and stock options, a significant portion of the total potential compensation of the Chief Executive Officer, as well as the other Named Executive Officers, is tied directly into performance related to profitability and your Company’s stock price.

Other

      The Committee has also considered the potential effect of Section 162(m) of the Internal Revenue Code, which limits the deductibility of non-performance-based Executive compensation in excess of $1,000,000. The Committee believes that in the foreseeable future, none of the Company’s Officers covered under the law will have non-performance-based annual compensation in excess of $1,000,000. Thus, all compensation will be deductible for tax purposes. The Committee will continue to monitor your Company’s compensation program in relation to Section 162(m).

      The Committee is also cognizant of the significant amount of shares of your Company stock presently owned by the Chief Executive Officer and reporting Executive Officers which helps assure a strong link with the common interest of Share Owners in the Company’s long-term success. No loans of Company funds have ever been made to Executive Officers for the purchase of Company stock.

Compensation Committee

Dr. Jack R. Wentworth (Chairperson)	Polly B. Kawalek
Harry W. Bowman	Alan B. Graf, Jr.
Christine M. Vujovich

Compensation Committee Interlocks and Insider Participation

      The members of the Compensation Committee during fiscal year 2003 were Dr. Jack R. Wentworth (Chairperson), Harry W. Bowman, Alan B. Graf, Polly B. Kawalek and Christine M. Vujovich. None of the Compensation Committee members have ever been employed as an officer or employee of your Company or any of its subsidiaries, and none of the Committee members during fiscal year 2003 were involved in a relationship requiring disclosure as an interlocking executive officer/ director or under Item 404 of Regulation S-K.

PERFORMANCE GRAPH

      The graph below compares the cumulative total return to Share Owners on the Class B Common Stock of your Company from June 30, 1998, through June 30, 2003, the last business day in the respective fiscal years, to the cumulative total return of the S&P Midcap 400 Index and the NASDAQ U.S. Composite Index for the same period of time. Your Board of Directors does not believe that any published specific industry or line of business index adequately represents the current operations of your Company or that it can identify a peer group that merits comparison. The graph assumes $100 is invested in your Company stock and each of the two indexes at the closing market quotations on June 30, 1998, and that dividends are reinvested. The performances shown on the graph are not necessarily indicative of future price performance.

	1998	1999	2000	2001	2002	2003

Kimball International, Inc.	100.0	96.6	87.9	99.5	106.5	103.9

S&P Midcap 400 Index	100.0	117.2	137.1	149.2	142.2	141.2

NASDAQ U.S. Composite Index	100.0	143.7	212.4	115.5	78.7	87.3

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee operates under a written charter, which has been approved by the Board of Directors and is reviewed and reassessed annually or as circumstances dictate by the Audit Committee. The Audit Committee charter is attached to this Proxy Statement as Appendix B. The Audit Committee intends to modify the written charter, as necessary, to comply with all regulatory requirements as or before they become effective. During the fiscal year ended June 30, 2003, the Audit Committee was comprised of five directors. Subsequent to June 30, 2003, the Board of Directors appointed Geoffrey L. Stringer as an additional director to serve on the Audit Committee. All members of the Audit Committee meet the independence and experience requirements of the National Association of Securities Dealers, Inc. (NASD).

      Management is responsible for the Company’s internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

      In connection with these responsibilities, the Audit Committee met with management and the independent auditors to review and discuss the June 30, 2003, financial statements including a discussion of the acceptability and quality of the accounting principles, the reasonableness of critical accounting policies and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and the alternative treatments of financial information within accounting principles generally accepted in the United States of America that have been discussed with management including the ramifications of the use of such alternative treatments preferred by the independent auditors. The Audit Committee also received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm’s independence.

      The Audit Committee reviewed the overall scope of the audits performed by the internal and independent auditors. The Audit Committee meets with the internal auditor and independent auditors, with and without management present, to discuss the results of their examinations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

      Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Based upon the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management and the independent auditors, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2003, to be filed with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE

Alan B. Graf, Jr. (Chairperson)

Polly B. Kawalek
Christine M. Vujovich
Jack R. Wentworth
Harry W. Bowman

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      Deloitte & Touche audited the Company’s annual financial statements for the fiscal year ended June 30, 2003. The Audit Committee has appointed Deloitte & Touche to be the Company’s independent auditors for the fiscal year ended June 30, 2004.

      Representatives of Deloitte & Touche will be present at the Annual Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.

Independent Accountant Fees

	2002			2003

	Andersen (e)	Deloitte & Touche	Total	Deloitte & Touche

Audit Fees (a)	209,300	412,600	621,900	600,400
Audit Related Fees (b)	—	—	—	14,000
Tax Fees (c)	168,100	9,100	177,200	336,700
All Other Fees (d)	9,900	—	9,900	—

Total	387,300	421,700	809,000	951,100

(a)	Includes fees paid for the audit of the annual financial statements, for the review of the quarterly financial statements and for the statutory audits of international subsidiaries.

(b)	Consists of fees paid for internal control testing.

(c)	Consists of fees paid for tax compliance and related tax services.

(d)	Consists of fees paid for internal audit co-sourcing for international locations.

(e)	Andersen received fees for audit work performed through April 9, 2002, when Deloitte & Touche were appointed as auditors for the 2002 fiscal year.

Consideration of Services Provided by the Independent Accountant

      The Audit Committee approves all audit and non-audit services provided by the independent accountant prior to the applicable engagement. The Audit Committee has established a pre-approval process for services provided by the independent accountant which complies with the requirements of the Sarbanes-Oxley Act of 2002. A description of the pre-approval process is attached to this Proxy Statement as Appendix C. The Audit Committee has considered whether all services provided are compatible with maintaining the auditor’s independence and has determined that such services are compatible.

PROPOSAL TO APPROVE THE KIMBALL INTERNATIONAL, INC.
2003 STOCK OPTION AND INCENTIVE PROGRAM

Background

      Your Board of Directors believes that the long-term success of the Company depends in part on its ability to recruit and retain outstanding individuals as employees and to furnish maximum incentive to these employees to improve operations and increase profits by providing such individuals with the opportunity to acquire shares of Class A and/or Class B Common Stock of your Company (the “Common Stock”) or to receive monetary payments based on the value of our Common Stock. Your Board also believes it is important to align the personal interests of officers and key employees to the common interests of Share Owners through a stock incentive program. In accordance with this belief, your Board of Directors, upon the recommendation of the Compensation Committee, has unanimously adopted and recommends for approval by the holders of Class A Common Stock, the Kimball International, Inc. 2003 Stock Option and Incentive Plan (the “Plan”) to replace the 1996 Plan and the 1996 Directors’ Plan. The Plan will become effective when approved by the holders of a majority of the outstanding shares of Class A Common Stock of the Company cast at the meeting.

      In structuring the Plan, the Board of Directors also sought to provide for the broadest variety of awards that could be flexibly administered to carry out the purposes of the Plan. This authority will permit the Company to keep pace with changing developments in management compensation and make the Company competitive with those companies that offer creative incentives to attract and keep key management employees, especially in light of recent regulatory proposals which may require the expensing of stock options at the time of grant. The flexibility of the Plan will allow the Company to respond to changing circumstances such as changes in tax laws, accounting rules, securities regulations and other rules regarding benefit plans. The Plan grants the Committee (as defined below) discretion in establishing the terms and restrictions deemed appropriate for particular awards as circumstances warrant.

      The following summary of the Plan is qualified by and subject to the more complete information set forth in the Plan, a copy of which is attached as Appendix A to this Proxy Statement.

Shares Available

      The Plan makes available for awards 2,500,000 shares of Common Stock. In comparison, a total of 2,100,000 and 125,000 shares of Class B Common Stock were originally reserved for issuance under the 1996 Plan and the 1996 Directors’ Plan, respectively. Adjusting for a 2-for-1 stock split in December 1997, as of June 30, 2003, 4,007,730 and 140,448 shares remained available for future grants under the 1996 Plan and the 1996 Directors’ Plan, respectively. These remaining shares will not be added to those available under the Plan. All of the 2,500,000 shares may, but need not, be issued pursuant to the Plan, and no future grants will be made under the 1996 Plan or the 1996 Directors’ Plan. The maximum number of shares which may be granted under the Plan to any one participant during any year is 400,000 shares. If there is a lapse, expiration, termination, forfeiture or cancellation of any award prior to the issuance of shares or the payment of the cash equivalent therefor, or if shares are issued and thereafter are reacquired by the Company pursuant to rights reserved upon issuance thereof, those shares may again be used for new awards under the Plan. Additionally, shares that are withheld by the Company in order to satisfy payment of the exercise price or any tax withholding obligation, and shares granted pursuant to an award agreement which is subsequently settled in cash rather than shares of Common Stock, may be subject to new awards under the Plan. Shares issued under the Plan may be authorized but unissued shares or treasury shares. Pursuant to the Plan, the 2,500,000 shares with respect to which all forms of awards may be granted by the Committee may be either shares of Class A or Class B Common Stock. The Class A Common Stock is convertible on its terms into the same number of shares of Class B Common Stock. Moreover, the Committee may, pursuant to the Plan, grant exchange rights which entitle the holder to exchange shares of Class B Common Stock for shares of Class A Common Stock on a one-for-one basis, as described below.

Administration

      The Plan provides for administration by a committee (the “Committee”) of the Board, whose members must meet certain legal qualifications. The Compensation Committee of the Board will act initially as the Committee under the Plan. Unless specifically limited by the Plan, the Committee will have complete authority to administer the Plan, including:

•	select grant recipients

•	make grants

•	determine terms of grant

•	establish rules and procedures to administer the Plan

•	interpret the Plan

Eligibility of Participation

      Employees, Directors, or consultants of the Company or any of its subsidiaries are eligible to participate in the Plan. The selection of participants is within the discretion of the Committee. The Committee will select participants who, in the opinion of the Committee, have a capacity for contributing in a substantial measure to the performance of the Company or its subsidiaries. At this time, the estimated number of persons who will likely be participating in the Plan is 150.

Types of Awards

      The Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights; (3) performance shares or performance units; (4) restricted shares or deferred share units; (5) unrestricted shares and (6) exchange rights. Awards may be granted singly or in combination as determined by the Committee:

      Stock Options. A stock option is the right to acquire shares at a fixed exercise price for a fixed period of time. Under the Plan, the Committee may grant awards in the form of options (either incentive or non-qualified stock options) to purchase shares of the Common Stock. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option’s exercise and vesting, and the exercise price per share of stock subject to the option. No incentive stock option granted under the Plan may be exercised more than ten (10) years after the date of grant (or, in the case of a holder of 10% or more of the Company’s voting stock, five years). Non-qualified stock options may be exercised during such period as the Committee determines at the time of grant; provided, however, that in no event may such options be exercised more than ten years after the date of grant. The exercise price of an incentive stock option will not be less than 100% (or in the case of a holder of 10% or more of the Company’s voting stock, 110%) of the fair market value of the Common Stock on the date the option is granted. No incentive stock option will be granted that would permit a participant to acquire, through the exercise of incentive stock options in any calendar year, under all plans of the Company and its subsidiaries, shares having an aggregate fair market value (determined as of the time any incentive stock option is granted) in excess of $100,000. The Committee will establish the exercise price of options that do not qualify as incentive stock options (non-qualified stock options) at the time the options are granted.

      To exercise an option, the participant must provide written notice to the Company. The option price may, at the sole discretion of the Committee, be paid by a participant in cash, shares of Common Stock owned by the participant for at least six months, delivery of a certificate of ownership in which the participant certifies ownership of shares owned by the participant for at least six months, or other appropriate means determined by the Committee.

      Stock options granted under the Plan become exercisable in one or more installments in the manner and at the time or times specified by the Committee. Generally, and unless provided otherwise in an award, if a participant’s continuous service with the Company or a subsidiary is terminated by the Company for any reason whatsoever, or is terminated by the participant for any reason other than death, disability, or retirement, such participant’s options will terminate immediately. Unless the terms of an award provide otherwise, in the event of death or disability, the participant’s outstanding options may be exercised to the extent that the participant was entitled to exercise the options at the date of cessation of continuous service, but only within the one-year period immediately succeeding such participant’s cessation of continuous service by reason of death or disability, and in no event after the applicable expiration date of the options. In the event of the participant’s retirement, all of the participant’s outstanding options will vest immediately and become exercisable, but only within the two-year period immediately succeeding the date of retirement, and in no event after the expiration date of the options. Notwithstanding the foregoing, no incentive stock option may be exercised more than three months after the participant’s cessation of continuous service for any reason other than death or disability.

      Stock Appreciation Rights (SARs). The Plan authorizes the Committee to grant an SAR in tandem with a stock option. An SAR is a right to receive payment equal to 100% of the excess of: (1) the fair market value per share of Common Stock on the date of exercise of such right multiplied by the number of shares with respect to which the right is being exercised, over (2) the aggregate exercise price for such number of shares. Proceeds from SAR exercises may be paid in cash or shares, as determined by the Committee.

      An SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. Upon the exercise of a stock option, any related SAR will be cancelled automatically to the extent of the number of shares acquired through the stock option exercise.

      Performance Shares and Performance Units. The Committee may grant awards of performance shares or performance units which may be earned by a participant, in whole or in part, if certain goals established by the Committee (including economic profit, net income, operating income, return on equity or assets, earnings per share, cash flow, cost control, share price, revenues, market share, and total return to shareholders) are achieved over a designated period of time. The Committee shall have the discretion to satisfy a Participant’s performance shares or performance units by delivery of cash or stock or any combination thereof.

      Restricted Shares/ Deferred Share Units. The Committee may grant awards of restricted shares, in which case the grantee would be granted shares of Common Stock, subject to such forfeiture provisions and transfer restrictions as the Committee determines. Pending the lapse of such forfeiture provisions and transfer restrictions, certificates representing the restricted shares would be held by the Company, but the grantee generally would have all the rights of a shareholder, including the right to vote the shares and the right to receive all dividends thereon.

      While restricted shares would be subject to forfeiture provisions and transfer restrictions for a period of time, the Plan does not set forth any minimum or maximum duration for such provisions and restrictions. The Committee would have the authority to accelerate or remove any or all of the forfeiture provisions and transfer restrictions on the restricted shares prior to the expiration of the restricted period. If the grantee ceases to be employed by the Company for any reason other than death, disability or retirement prior to the lapse of the forfeiture provisions and transfer restrictions, the unvested portion of the restricted shares will be returned to the Company. In the event of death, disability or retirement prior to the expiration of the forfeiture provisions and transfer restrictions, the restricted shares will become fully vested.

      Deferred share units entitle the participant to a payment in cash, Common Stock, or a combination of the two, based on the number of deferred share units payable, multiplied by (i) the fair market value of a share of Common Stock at the time of vesting, plus (ii) credit for dividends paid between the granting and vesting date. Deferred share units may be subject to the same terms and restrictions as a restricted stock award, in the discretion of the Committee.

      Unrestricted Shares. The Committee may award shares of Common Stock to participants without restrictions or payment therefor as consideration for service to the Company or other reasons as the Committee determines to be appropriate.

      Exchange Rights. The Committee may grant exchange rights, which entitle the participant to exchange shares of Class B Common Stock for shares of Class A Common Stock on a one-for-one basis, subject to such terms and conditions as established by the Committee.

Other Terms of Awards

      The Committee may, by way of an award notice or otherwise, establish such other terms, conditions, restrictions and/or limitations covering the grant of the award as are not inconsistent with the Plan.

Amendment

      The Board of Directors reserves the right to amend, modify, suspend or discontinue the Plan at any time, subject to the rights of participants with respect to any outstanding awards.

Adjustments

      The Plan contains provisions for equitable adjustment of awards by the Committee in the event of a merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or issuance of shares by the Company without new consideration. The Committee’s determination with respect to any adjustment will be conclusive.

Termination

      The Board of Directors may terminate the Plan at any time. No award may be granted under the Plan after ten (10) years from the effective date of the Plan.

Repricing of Options

      Except as permitted under the Plan in connection with a change in capitalization or reorganization, no outstanding options may be repriced without the prior approval of the holders of the Class A Common Stock.

Federal Income Tax Consequences

      The following is a brief summary of the principal federal income tax consequences of awards under the Plan. The summary is based on certain facts, assumptions, and current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be conclusive or exhaustive, and should not be relied upon as a substitute for appropriate tax advice.

      Limitation on Amount of Deduction. The Company generally will be entitled to a tax deduction for awards under the Plan only to the extent that the participants recognize ordinary income from the award. Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to the Company’s Chief Executive Officer and to each of the other four most highly compensated executive officers of the Company. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 or it qualifies as “performance-based compensation” under section 162(m). The Plan has been designed to permit the Committee to grant awards which qualify for deductibility under section 162(m).

      Non-Qualified Stock Options. A grantee who receives a non-qualified stock option generally does not recognize taxable income upon the grant of the option, and the Company is not entitled to a tax deduction at that time. The grantee will recognize ordinary income upon the exercise of the option in an amount equal to the excess of the fair market value of the option shares on the exercise date over the option price. Such income will be treated as compensation to the grantee subject to applicable withholding requirements. The Company is generally entitled to a tax deduction in an amount equal to the amount taxable to the grantee as ordinary income in the year the income is taxable to the grantee. Any appreciation in value after the time of exercise will be taxable to the grantee as capital gain when sold and will not result in a deduction by the Company.

      Incentive Stock Options. A grantee who receives an incentive stock option does not recognize taxable income upon the grant or exercise of an option, and the Company is not entitled to a tax deduction. The difference between the option price and the fair market value of the option shares on the date of exercise, however, will be treated as a tax preference item for purposes of determining the alternative minimum tax liability, if any, of the grantee in the year of exercise. The Company will not be entitled to a deduction with respect to any item of tax preference.

      A grantee will recognize gain or loss upon the disposition of shares acquired from the exercise of incentive stock options. The nature of the gain or loss depends on how long the option shares were held. If the option shares are not disposed of pursuant to a “disqualifying disposition” (i.e., no disposition occurs within two years from the date the option was granted nor one year from the date of exercise), the grantee will recognize long-term capital gain or capital loss depending on the selling price of the shares. If option shares are sold or disposed of as part of a disqualifying disposition, the grantee must recognize ordinary income in an amount equal to the lesser of the amount of gain recognized on the sale, or the difference between the fair market value of the option shares on the date of exercise and option price. Any additional gain will be taxable to the grantee as a long-term or short-term capital gain, depending on how long the option shares were held. The Company is generally entitled to a deduction in computing its federal income taxes for the year of disposition in an amount equal to any amount taxable to the grantee as ordinary income.

      Restricted Shares. A grantee who has received Common Stock pursuant to a restricted stock award under the Plan will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at the time of the grant, unless the grantee makes an election to be taxed at the time of the grant. When the restrictions lapse, the grantee will recognize income, taxable at ordinary income tax rates, in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding tax deduction. Dividends paid to the grantee during the restriction period will be compensation income to the grantee and deductible as such by the Company. The holder of restricted stock may elect to be taxed at the time of grant of the restricted stock award on the fair market value of the shares, in which case (i) the Company will be entitled to a deduction at the same time and in the same amount, (ii) dividends paid to the grantee during the restriction period will be taxable as dividends to him or her and not deductible by the Company and (iii) there will be no further federal income tax consequences when the restrictions lapse.

      Performance Shares, Performance Units, and Deferred Share Units. A grantee who receives a performance share or unit or a deferred share unit will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at such time. A grantee will realize ordinary income at the time the award is paid equal to the amount of cash paid or the value of shares delivered, and the Company will have a corresponding tax deduction.

      Stock Appreciation Rights (SARS). Stock appreciation rights are a non-qualified deferred compensation technique under which service providers (usually executives) can elect to either exercise a stock option or take a bonus equal to the value of the stock’s appreciation. When the income is received, the grantee reports ordinary income and the Company claims a compensation expense deduction.

      Exchange Rights. An exchange right is an award granted to a participant pursuant to Section 16 of the Plan that entitles the holder to exchange shares of Class B common stock for shares of Class A common stock on a one-for-one basis, subject to such terms and conditions as are established by the Committee. The exchange results in no tax consequences to the holder or the Company.

Other Information

      No awards have been granted under the Plan. The awards to be granted under the Plan in 2003 are not determinable. For information concerning stock options granted in 2002 under the Company’s 1996 Plan, see “Option Grants In Last Fiscal Year” elsewhere in this Proxy Statement.

      As of August 18, 2003, the closing price of the Company’s Class B Common Stock was $14.42.

      The affirmative vote of holders of a majority of the Class A shares cast at the meeting is required for approval of the Plan.

      The Board of Directors recommends a vote FOR approval of Kimball International, Inc. 2003 Stock Option and Incentive Plan.

By Order of the Board of Directors

JOHN H. KAHLE, Secretary

September 10, 2003

APPENDIX A

KIMBALL INTERNATIONAL, INC.

2003 STOCK OPTION AND INCENTIVE PLAN

      1.  Plan Purpose. The purpose of the Kimball International, Inc. 2003 Stock Option and Incentive Plan is (i) to align the personal interests of Plan Participants with those of the shareholders of the Company, (ii) to encourage key individuals to accept or continue employment or service with the Company and its subsidiaries, and (iii) to furnish incentive to such key individuals to improve operations and increase profits by providing such key individuals the opportunity to acquire Common Stock of the Company or to receive monetary payments based on the value of such Common Stock. It is intended that certain Awards granted under the Plan will qualify as performance-based compensation within the meaning of section 162(m) of the Code, to the extent applicable.

      2.     Definitions. The following definitions are applicable to the Plan:

      “Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company as such terms are defined in Code sections 424(e) and (f), respectively.

      “Award” means the grant by the Committee of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Unrestricted Shares, Restricted Shares, Deferred Share Units, Performance Shares, Performance Units, Exchange Rights or any combination thereof, as provided in the Plan.

      “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

      “Board” means the Board of Directors of the Company.

      “Code” means the Internal Revenue Code of 1986, as amended, and its interpretive regulations.

      “Committee” means the Committee appointed by the Board pursuant to Section 3 of the Plan.

      “Common Stock” means shares of Class A common stock, par value of $.05 per share, of the Company and/or shares of Class B common stock, par value of $.05 per share, of the Company, as constituted on the effective date of the Plan, and any other shares into which such Common Stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

      “Company” means Kimball International, Inc., an Indiana corporation.

      “Continuous Service” means, in the case of an Employee, the absence of any interruption or termination of service as an Employee of the Company or an Affiliate; and in the case of an individual who is not an Employee, the absence of any interruption or termination of the service relationship between the individual and the Company or an Affiliate. Service will not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of a Participant’s transfer between the Company and an Affiliate or any successor to the Company.

      “Deferred Share Unit” means an Award, granted to a Participant pursuant to Section 14 of the Plan, of a right to receive a payment in the future based on the value of Common Stock.

      “Director” means any individual who is a member of the Board.

      “EBITDA” means earnings before interest, taxes, depreciation and amortization.

      “Economic Profit” means net income of the Company less the Company’s cost of capital. Economic Profit shall be calculated under this Plan in the same manner in which it is calculated for purposes of the Company’s Annual Profit Sharing Bonus Plan.

      “Employee” means any person, including an officer, who is employed by the Company or any Affiliate.

      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      “Exchange Rights” means an Award granted to a Participant pursuant to Section 16 of the Plan.

      “Exercise Price” means the price per Share at which the Shares subject to an Option may be purchased upon exercise of the Option.

      “Incentive Stock Option” means an option to purchase Shares granted by the Committee pursuant to the terms of the Plan that is intended to qualify under Code section 422.

      “Market Value” means, with respect to any Share of Common Stock (regardless of whether it is Class A common stock or Class B common stock), the average of the last reported sale prices during the ten trading-day period preceding the date in question of one Share of Class B common stock on the Nasdaq National Market, or, if the Shares of Class B common stock are not then listed on the Nasdaq National Market, on the principal exchange on which the Shares of Class B common stock are then listed for trading, or, if no Shares of Class B common stock are then listed for trading on any exchange, the average of the means between the closing high bid and low asked quotations of one Share of Class B common stock during the ten reporting-day period preceding the date in question as reported by NASDAQ or any similar system then in use, or, if no such quotations are available, the fair market value on such date of one Share of Common Stock as the Committee shall determine.

      “Non-Qualified Stock Option” means an option to purchase Shares granted by the Committee pursuant to the terms of the Plan, which option is not intended to qualify under Code section 422.

      “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

      “Participant” means any individual selected by the Committee to receive an Award.

      “Performance Cycle” means the period of time, designated by the Committee, over which Performance Shares or Performance Units may be earned.

      “Performance Shares” means Shares awarded pursuant to Section 15 of the Plan.

      “Performance Unit” means an Award granted to a Participant pursuant to Section 15 of the Plan.

      “Plan” means the Kimball International, Inc. 2003 Stock Option and Incentive Plan.

      “Reorganization” means the liquidation or dissolution of the Company, or any merger, share exchange, consolidation or combination of the Company (other than a merger, share exchange, consolidation or combination in which the Company is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property or any combination thereof).

      “Restricted Period” means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 13 of the Plan with respect to Restricted Shares.

      “Restricted Shares” means Shares that have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 13 of the Plan, so long as such restrictions are in effect.

      “Securities Act” means the Securities Act of 1933, as amended.

      “Shares” means the shares of Common Stock.

      “Stock Appreciation Rights” means an Award granted to a Participant pursuant to Section 12 the Plan.

      “Unrestricted Shares” means Shares awarded to a Participant by the Committee without any restrictions.

      3.     Administration. The Plan will be administered by a Committee of the Board, which will consist of three or more members of the Board, each of whom will be a “non-employee director” as provided under Rule 16b-3 of the Exchange Act, and an “outside director” as provided under Code section 162(m). The members of the Committee will be appointed by the Board. Except as limited by the express provisions of the Plan, the Committee will have sole and complete authority and discretion to (a) select Participants and grant Awards; (b) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (c) determine the terms and conditions upon which Awards will be granted under the Plan; (d) prescribe the form and terms of Award Agreements; (e) establish procedures and regulations for the administration of the Plan; (f) interpret the Plan; and (g) make all determinations deemed necessary or advisable for the administration of the Plan.

      Notwithstanding the foregoing, the Committee may delegate to certain executive officers of the Company selected by the Committee the authority to grant Awards to Employees or consultants of the Company or its Affiliates, subject to specified volume limitations and other conditions determined by the Committee. The Committee may not delegate authority to grant Awards to any “Officer,” as such term is defined in Rule 16a-1(f) of the Exchange Act.

      A majority of the Committee will constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, will be acts of the Committee. All determinations and decisions made by the Committee pursuant to the provisions of the Plan will be final, conclusive, and binding on all persons, and will be given the maximum deference permitted by law.

      4.     Participants. The Committee may select from time to time Participants in the Plan from those Directors, Employees or consultants of the Company or its Affiliates who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company or its Affiliates.

      5.     Substitute Options. In the event the Company or an Affiliate consummates a transaction described in Code Section 424(a), persons who become Employees or Directors on account of such transaction may be granted Options in substitution for Options granted by the former employer. The Committee, in its sole discretion and consistent with Code Section 424(a) shall determine the Exercise Price of the substitute Options.

      6.     Shares Subject to Plan and Limitations on Grants. Subject to adjustment by the operation of Section 17 hereof:

(a) The maximum number of Shares that may be issued with respect to Awards made under the Plan is Two Million Five Hundred Thousand (2,500,000) Shares. The number of Shares that may be granted under the Plan to any Participant during any year under all forms of Awards will not exceed 400,000 Shares.

(b) The Shares with respect to which Awards may be made under the Plan may either be authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. Any Award that expires, terminates or is surrendered for cancellation, or with respect to Restricted Shares, which is forfeited (so long as any cash dividends paid on such Shares are also forfeited), may be subject to new Awards under the Plan with respect to the number of Shares as to which an expiration, termination, cancellation or forfeiture has occurred. Additionally, Shares that are withheld by the Company or delivered by the Participant to the Company in order to satisfy payment of the Exercise Price or any tax withholding obligation and Shares granted pursuant to an Award Agreement which is subsequently settled in cash rather than Shares, may be subject to new Awards under the Plan.

      7.     General Terms and Conditions of Options.

(a) The Committee will have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to prescribe the terms and conditions (which need not be identical among Participants) of the Options. Each Option will be evidenced by an Award Agreement that will specify: (i) the Exercise Price, (ii) the number of Shares subject to the Option, (iii) the expiration date of the Option, (iv) the manner, time and rate (cumulative or otherwise) of exercise of the Option, (v) the restrictions, if any, to be placed upon the Option or upon Shares that may be issued upon exercise of the Option, (vi) the conditions, if any, under which a Participant may transfer or assign Options, and (vii) any other terms and conditions as the Committee, in its sole discretion, may determine.

      (b) The Committee shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Award Agreement to reduce the Exercise Price. Furthermore, no Option shall be cancelled and replaced with an Option having a lower Exercise Price without further approval of the shareholders of the Company. Notwithstanding any other provision under the Plan, the Exercise Price for any Option awarded under the Plan may not be less than the Market Value of the Shares on the date of grant.

      8.     Exercise of Options.

      (a) Except as provided in Section 19, an Option granted under the Plan will be exercisable only by the Participant, and except as provided in Section 9 of the Plan or as otherwise set forth in the Award Agreement, no Option may be exercised unless at the time the Participant exercises the Option, the Participant has maintained Continuous Service since the date of the grant of the Option.

      (b) To exercise an Option under the Plan, the Participant must give written notice to the Company specifying the number of Shares with respect to which the Participant elects to exercise the Option together with full payment of the Exercise Price. The date of exercise will be the date on which the notice is received by the Company. Payment may be made either (i) in cash (including check, bank draft or money order), (ii) by tendering Shares already owned by the Participant for at least six (6) months prior to the date of exercise and having a Market Value on the date of exercise equal to part or all of the Exercise Price, (iii) by the delivery of a certificate of ownership in which the Participant certifies ownership of Shares already owned by the Participant for at least six (6) months prior to the date of exercise and having a Market Value on the date of exercise equal to part or all of the Exercise Price (in which case the Company shall withhold the number of Shares certified from the number delivered pursuant to such exercise), or (iv) by any other means determined by the Committee in its sole discretion.

      9.     Termination of Options. Unless otherwise specifically provided elsewhere in the Plan or by the Committee in the Award Agreement or any amendment thereto, Options will terminate as provided in this Section.

(a) Unless sooner terminated under the provisions of this Section, Options will expire on the earlier of the date specified in the Award Agreement or the expiration of ten (10) years from the date of grant.

(b) If the Continuous Service of a Participant is terminated by the Company for any reason whatsoever, or is terminated by the Participant for any reason other than death, disability or retirement, all rights under any Options granted to the Participant will terminate immediately upon the Participant’s cessation of Continuous Service.

(c) In the event of the Participant’s death or disability, the Participant or the Participant’s beneficiary, as the case may be, may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the one-year period immediately succeeding the Participant’s cessation of Continuous Service by reason of death or disability, and in no event after the applicable expiration date of the Options.

(d) In the event of the Participant’s retirement, all of the Participant’s outstanding Options shall vest immediately and become exercisable, but only within the two-year period immediately succeeding the date of retirement, and in no event after the applicable expiration date of the Options.

(e) Notwithstanding the provisions of the foregoing paragraphs of this Section 9, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of the cessation of Continuous Service, to the extent permitted by applicable federal and state law.

      10.     Restrictive Covenants. In its discretion, the Committee may condition the grant of any Option under the Plan upon the Participant agreeing to reasonable covenants in favor of the Company and/or any Affiliate (including, without limitation, covenants not to compete, not to solicit employees and customers, and not to disclose confidential information) that may have effect following the termination of employment with the Company or any Affiliate, and after the Option has been exercised, including, without limitation, the requirement to disgorge any profit, gain or other benefit received upon exercise of the Option prior to any breach of any covenant.

      11.     Incentive Stock Options.

(a) Incentive Stock Options may be granted only to Participants who are Employees. Any provisions of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option will be granted more than ten (10) years from the earlier of the date the Plan is adopted by the Board or approved by the Company’s shareholders, (ii) no Incentive Stock Option will be exercisable more than ten (10) years from the date the Incentive Stock Option is granted, (iii) the Exercise Price of any Incentive Stock Option will not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iv) any Incentive Stock Option will not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and will be exercisable during the Participant’s lifetime only by such Participant, (v) no Incentive Stock Option will be granted that would permit a Participant to acquire, through the exercise of Incentive Stock Options in any calendar year, under all plans of the Company and its Affiliates, Shares having an aggregate Market Value (determined as of the time any Incentive Stock Option is granted) in excess of $100,000 (determined by assuming that the Participant will exercise each Incentive Stock Option on the date that such Option first becomes exercisable), and (vi) no Incentive Stock Option may be exercised more than three (3) months after the Participant’s cessation of Continuous Service for any reason other than death or disability. Notwithstanding the foregoing, in the case of any Participant who, at the date of grant, owns shares possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Affiliate, the Exercise Price of any Incentive Stock Option will not be less than 110% of the Market Value per Share on the date such Incentive Stock Option is granted and such Incentive Stock Option shall not be exercisable more than five years from the date such Incentive Stock Option is granted.

(b) Notwithstanding any other provisions of the Plan, if for any reason an Option granted under the Plan that is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option, such Option will be deemed to be a Non-Qualified Stock Option, and such Option will be deemed to be fully authorized and validly issued under the Plan.

      12.     Stock Appreciation Rights. The Committee may, in its discretion, grant Stock Appreciation Rights in connection with all or any part of an Option granted under the Plan. Each Stock Appreciation Right shall be subject to such terms and conditions consistent with the Plan as the Committee shall determine from time to time and as may be set forth in an Award Agreement, including the following:

(a) A Stock Appreciation Right may be made part of an Option at the time of its grant or at any time thereafter during the Option term.

(b) Each Stock Appreciation Right will entitle the holder to elect to receive, in lieu of exercising the Option to which it relates, an amount (in cash or in Common Stock, or a combination thereof, all in the sole discretion of the Committee) equal to 100% of the excess of:

(i) the Market Value per Share of the Common Stock on the date of exercise of such right, multiplied by the number of Shares with respect to which the right is being exercised, over

(ii) the aggregate Exercise Price for such number of Shares.

(c) Each Stock Appreciation Right will be exercisable at the time, in the manner and to the extent the Option to which it relates is exercisable.

(d) Upon exercise of a Stock Appreciation Right, the Option (or portion thereof) with respect to which such right is exercised shall be surrendered and shall not thereafter be exercisable.

(e) Exercise of a Stock Appreciation Right will reduce the number of Shares purchasable pursuant to the related Option and available for issuance under the Plan to the extent of the number of Shares with respect to which the right is exercised, whether or not any portion of the payment made upon exercise of such right is made in Common Stock.

      13.     Terms and Conditions of Unrestricted Shares and Restricted Shares. The Committee will have full and complete authority, subject to the limitations of the Plan, to grant Awards of Unrestricted Shares and Restricted Shares and to prescribe the terms and conditions (which need not be identical among Participants) in respect of the Awards. Unless the Committee otherwise specifically provides in the Award Agreement, an Award of Restricted Shares will be subject to the following provisions:

(a) At the time of an Award of Restricted Shares, the Committee will establish for each Participant a Restricted Period during which, or at the expiration of which, the Restricted Shares will vest. The vesting of Restricted Shares may also be conditioned upon the attainment of specified Performance Goals (as defined in Section 15) within specified Performance Cycles. Subject to paragraph (f) of this Section, the Participant will have all the rights of a shareholder with respect to the Restricted Shares, including, but not limited to, the right to receive all dividends paid on the Restricted Shares and the right to vote the Restricted Shares. The Committee will have the authority, in its discretion, to accelerate the time at which any or all of the restrictions will lapse with respect to any Restricted Shares prior to the expiration of the Restricted Period, or to remove any or all restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the Restricted Period.

(b) If a Participant ceases Continuous Service for any reason other than death, disability or retirement, before the Restricted Shares have vested, a Participant’s rights with respect to the unvested portion of the Restricted Shares will terminate and be returned to the Company.

(c) If a Participant ceases Continuous Service by reason of death, disability or retirement before any Restricted Period has expired, the Restricted Shares will become fully vested.

(d) Each certificate issued in respect to Restricted Shares will be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and will bear the following (or a similar) legend:

“The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) contained in the Kimball International, Inc. 2003 Stock Option and Incentive Plan, and an Award Agreement entered into between the registered owner and Kimball International, Inc. Copies of the Plan and Award Agreement are on file in the office of the Secretary of Kimball International, Inc.”

(e) At the time of an Award of Restricted Shares, the Participant will enter into an Award Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award.

(f) At the time of an Award of Restricted Shares, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on the Restricted Shares by the Company, or a specified portion thereof, will be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed with respect to the Restricted Shares, or (ii) the forfeiture of such Restricted Shares under paragraph (b) of this Section, and will be held by the Company for the account of the Participant until such time. In the event of deferral, there will be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with accrued interest, will be made upon the earlier to occur of the events specified in (i) and (ii) of this paragraph.

(g) At the expiration of the restrictions imposed by this Section, the Company will redeliver to the Participant the certificate(s) and stock powers, deposited with the Company pursuant to paragraph (d) of this Section and the Shares represented by the certificate(s) will be free of all restrictions.

(h) No Award of Restricted Shares may be assigned, transferred or encumbered.

      14.     Terms and Conditions of Deferred Share Units. The Committee will have full and complete authority, subject to the limitations of the Plan, to grant Awards of Deferred Share Units and to prescribe the terms and conditions (which need not be identical among Participants) in respect of the Awards, which shall be evidenced by an Award Agreement. Unless the Committee otherwise specifically provides in the Award Agreement, an Award of Deferred Share Units will be subject to the following provisions:

(a) At the time of an Award of Deferred Share Units, the Committee will establish for each Participant the number of shares of Common Stock subject to the Award and the period or periods at which the Award will be paid. Payment of the Award may also be conditioned upon the attainment of specified Performance Goals (as defined in Section 15) within specified Performance Cycles.

(b) If a Participant ceases Continuous Service for any reason other than death, disability or retirement, before the payment date of any portion of the Deferred Share Units, a Participant’s rights with respect to the unvested portion of the Deferred Share Units will terminate.

(c) If a Participant ceases Continuous Service by reason of death, disability or retirement before the payment date of the Deferred Share Units has arrived, the Deferred Share Units will become fully vested and payable.

(d) The Committee shall determine whether payment shall be made in cash, Common Stock, or a combination of the two. Unless the Committee determines otherwise, payment will be equal to the number of Deferred Share Units payable multiplied by (i) the Market Value of a share of Common Stock at the time of vesting, plus (ii) the sum of all dividends credited on a share of Common Stock during the period commencing on the date of the Deferred Share Unit Award and ending on the date of vesting.

(e) The Committee may, in its sole discretion when it finds that such an action would be in the best interests of the Company, accelerate or waive in whole or in part any or all remaining time-based restrictions with respect to the Deferred Share Units of a Participant who terminates employment before the Deferred Share Units are fully vested.

(f) Deferred Share Units are not transferable, except that a Participant may designate a beneficiary to receive any amount payable with respect to Deferred Share Units on the Participant’s death.

      15.     Performance Shares and Performance Units.

(a) The Committee, in its sole discretion, may from time to time authorize the grant of Performance Shares and Performance Units upon the achievement of performance goals (which may be cumulative and/or alternative) within a designated Performance Cycle as may be established, in writing, by the Committee based on any one or any combination of the following business criteria (the “Performance Goals”): (i) Economic Profit; (ii) earnings per share; (iii) return on equity; (iv) return on assets; (v) operating income; (vi) market value per share; (vii) EBITDA; (viii) cash flow; (ix) net income (before or after taxes); (x) revenues; (xi) cost reduction goals; (xii) market share; and (xiii) total return to shareholders.

(b) In the case of Performance Units, the Committee shall determine the value of Performance Units under each Award.

(c) As determined in the discretion of the Committee, Performance Goals may differ among Participants and/or relate to performance on a Company-wide or divisional basis.

(d) At such time as it is certified, in writing, by the Committee that the Performance Goals established by the Committee have been attained or otherwise satisfied within the Performance Cycle, the Committee will authorize the payment of Performance Shares or Performance Units in the form of cash or Shares registered in the name of the Participant, or a combination of cash and Shares, equal to the value of the Performance Shares or Performance Units at the end of the Performance Cycle. Payment shall be made in a lump sum following the close of the applicable Performance Cycle.

(e) The grant of an Award of Performance Shares or Performance Units will be evidenced by an Award Agreement containing the terms and conditions of the Award as determined by the Committee. To the extent required under Code section 162(m), the business criteria under which Performance Goals are determined by the Committee will be resubmitted to shareholders for reapproval no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the Plan.

(f) If the Participant ceases Continuous Service before the end of a Performance Cycle for any reason other than disability, death or retirement, the Participant will forfeit all rights with respect to any Performance Shares or Performance Units that were being earned during the Performance Cycle. The Committee, in its sole discretion, may establish guidelines providing that if a Participant ceases Continuous Service before the end of a Performance Cycle by reason of disability, death or retirement, the Participant will be entitled to a prorated payment with respect to any Performance Shares or Performance Units that were being earned during the Performance Cycle.

      16.     Exchange Rights.

(a) The Committee, in its sole discretion, may from time to time authorize the grant of Exchange Rights to certain key Employees under the Plan. An Exchange Right will entitle the holder to exchange Shares of Class B common stock for Shares of Class A common stock on a one-for-one basis, subject to such terms and conditions as are established by the Committee.

(b) Each Exchange Right under the Plan shall relate to a specified number of Shares of Class B common stock which may be exchangeable for the same number of Shares of Class A common stock, and shall specify the period or periods for the exercise of the Exchange Right. Upon the exercise of an Exchange Right, the aggregate number of Shares available under the Plan shall be reduced by the number of Shares of Class A common stock issued in exchange for Shares of Class B common stock.

(c) The grant of an Award of Exchange Rights will be evidenced by an Award Agreement containing the terms and conditions of the Award as determined by the Committee.

(d) If the Participant ceases Continuous Service for any reason before the Participant exercises any Exchange Right (or portion thereof) granted to such Participant, then such Participant will forfeit all rights with respect to any remaining Exchange Right (or portion thereof) existing immediately before such cessation of Continuous Service.

      17.     Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares, and the exercise price of Options, with respect to which Awards theretofore have been granted under the Plan will be appropriately adjusted by the Committee to prevent the dilution or enlargement of Awards and to preserve the availability of Shares (or other securities) for future grants under the Plan. The Committee’s determination with respect to any adjustments will be conclusive. Any Shares or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Shares will be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing the Shares or other securities will be legended and deposited with the Company in the manner provided in Section 13 of this Plan.

      18.     Effect of Reorganization. Unless otherwise provided by the Committee in the Award Agreement, Awards will be affected by a Reorganization as follows:

(a) If the Reorganization is a dissolution or liquidation of the Company then (i) the restrictions on Restricted Shares will lapse and (ii) each outstanding Option Award will terminate, but each Participant to whom the Option was granted will have the right, immediately prior to the dissolution or liquidation, to exercise the Option in full, notwithstanding the provisions of Section 11, and the Company will notify each Participant of such right within a reasonable period of time prior to any dissolution or liquidation.

(b) If the Reorganization is a merger, share exchange, consolidation or combination, upon the effective date of the Reorganization (i) each Participant will be entitled, upon exercise of an Option in accordance with all of the terms and conditions of the Plan, to receive in lieu of Shares, such shares or other securities or consideration as the holders of Shares are entitled to receive pursuant to the terms of the Reorganization (the “Acquisition Consideration”); (ii) each Participant will be entitled, upon exercise of a Stock Appreciation Right in accordance with all the terms and conditions of the Plan, to receive the difference between (A) the aggregate fair market value, on the applicable date, of the Acquisition Consideration receivable upon such Reorganization by a holder of the number of Shares which might have been obtained upon exercise of the Option to which the Stock Appreciation Right relates ( or any portion thereof) immediately prior to such Reorganization and (B) the aggregate Exercise Price of such Option (or portion thereof); (iii) each holder of Performance Shares or Performance Units (with respect to Shares, if any, covered by such Award) will be entitled to receive on the date set forth in such Award, the Acquisition Consideration receivable upon such Reorganization by a holder of the number of Shares which are covered by such Award; and (iv) each holder of Restricted Shares or Deferred Share Units will be entitled to receive such shares or other securities as the holders of Shares received upon such Reorganization, which, in the case of Restricted Shares will be subject to the restrictions set forth in Section 13 (unless the Committee accelerates the lapse of such restrictions) and the certificate(s) or other instruments representing or evidencing the shares or other securities shall be legended and deposited with the Company in the manner provided in Section 13 of this Plan.

      The adjustments contained in this Section and the manner of application of such provisions will be determined solely by the Committee.

      19.     Assignments and Transfers. No Award nor any right or interest of a Participant in any Award under the Plan may be assigned, encumbered or transferred otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole discretion, set forth in an Award Agreement at the time of grant or thereafter, that the Award (other than Incentive Stock Options) may be transferred to members of the Participant’s immediate family, to one or more trusts solely for the benefit of such immediate family members and to partnerships in which such family members or trusts are the only partners. For this purpose, immediate family means the Participant’s spouse, parents, children, step-children, grandchildren and legal dependents. Any transfer of an Award under this provision will not be effective until notice of such transfer is delivered to the Company.

      20.     No Implied Rights. No officer, Director, Employee or other person will have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no officer, Director, Employee or other person will have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken under the Plan will be construed as giving any Employee any right to be retained in the employ of the Company or any Affiliate.

      21.     Delivery and Registration of Shares. The Company’s obligation to deliver Shares with respect to an Award will, if the Committee requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee will determine to be necessary or advisable to comply with the provisions of the Securities Act or any other applicable federal or state securities laws. It may be provided that any representation requirement will become inoperative upon a registration of the Shares or other action eliminating the necessity of the representation under the Securities Act or other applicable federal or state securities laws. The Company will not be required to deliver any Shares under the Plan prior to (a) the admission of such Shares to listing on any stock exchange or quotation system on which Shares may then be listed or quoted, and (b) the completion of any registration or other qualification of the Shares under any state or federal law, rule or regulation, as the Company determines to be necessary or advisable.

      22.     Income Tax Withholding. In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations). The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

      23.     Deferrals. Notwithstanding any other provision of the Plan, the Committee may permit (upon timely election by the Participant) or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or Stock Appreciation Right, the lapse or waiver of restrictions with respect to Restricted Shares, or the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

      24.     Termination, Amendment and Modification of Plan. The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify the Plan; provided, however, that to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Code section 422 (or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Company’s common stock is listed or quoted), shareholder approval of any Plan amendment will be obtained in the manner and to the degree as is required by the applicable law or regulation; and provided further, that no termination, amendment or modification of the Plan will in any manner affect any Award theretofore granted pursuant to the Plan without the consent of the Participant to whom the Award was granted or the transferee of the Award.

      25.     Effective Date and Term of Plan. The Plan will become effective upon its adoption by the Board of Directors and shareholders of the Company. Unless sooner terminated pursuant to Section 24, no further Awards may be made under the Plan after ten (10) years from the effective date of the Plan.

      26.     Governing Law. The Plan and Award Agreements will be construed in accordance with and governed by the internal laws of the State of Indiana.

      27.     Shareholder Rights. Except to the extent provided with respect to an Award of Restricted Shares in accordance with Section 13, no Participant shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Award unless and until certificates representing the Shares shall have been issued and delivered to the Participant.

Adopted by the Board of Directors of
Kimball International, Inc. as of
August 19, 2003, subject to approval
by the Class A Common Stock Shareholders
of Kimball International, Inc.
on October 21, 2003

APPENDIX B

KIMBALL INTERNATIONAL, INC

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I. PURPOSE

      The primary function of the Audit Committee is to provide independent, objective oversight of Kimball International, Inc.’s (Kimball) accounting functions and internal controls, and financial reporting.

      The management of Kimball is responsible for the accounting and related systems of internal controls. The Audit Committee, in carrying out its role, relies on senior management, including senior financial management, the internal audit group, the outside auditor, and other parties as the Audit Committee deems appropriate.

      The Audit Committee’s primary duties and responsibilities are to:

•	Monitor and oversee the accounting functions and internal controls.

•	Serve as an independent and objective party to review and appraise the audit efforts of Kimball’s outside auditor and internal audit group.

•	Provide an open avenue of communication among the outside auditor, financial and senior management, the internal audit group, and the Board of Directors.

II. COMPOSITION

      The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent directors as defined within the National Association of Securities Dealers, Inc. (NASD) and the Securities and Exchange Commission Audit Committee Requirements.

      All Audit Committee members shall be “financially literate” as defined by the NASD Audit Committee Requirements. At least one member of the Audit Committee shall qualify as an “audit committee financial expert” as defined by the NASD Audit Committee Requirements.

      The members of the Audit Committee shall be appointed by the Board of Directors at the annual organizational meeting of the Board.

III. MEETINGS

      The Audit Committee shall meet three times annually (or more frequently as circumstances dictate), shall hold four quarterly audit update sessions to discuss the results of the outside auditor’s review of the quarterly financial statements, and shall also hold three update sessions during the year to review appropriate regulatory security filings. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management, the director of internal audit, and the outside auditor in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

      The quarterly audit update session will be held on or about the last day of the outside auditor’s fieldwork for the interim financial reviews and the annual financial audit. The Audit Committee (with, at the minimum, the committee chairman or designee present) will discuss the quarterly earnings release collectively with financial management, the outside auditor, and internal audit group. The discussion will include significant transactions during the quarter, any key changes in or new disclosures effective in the quarter, non-recurring accounting adjustments, including changes in estimates and new accounting policies; as well as disagreements, if any, in the application of generally accepted accounting principles between the outside auditor and management. The discussion will further encompass the outside auditor’s judgment as to the “quality” of the reported earnings and preferability of accounting policies. In addition, the CEO and CFO will disclose to the Audit Committee any significant deficiencies in the internal controls or fraud detected based upon their most recent evaluation. Each of these quarterly audit update sessions will involve a separate executive session, if appropriate, where Audit Committee members, the outside auditor and the internal auditor can meet without management present, to discuss matters each of these groups may believe should be discussed privately.

      Audit Committee decisions can be approved by unanimous written consent from all the members.

IV. AUDIT COMMITTEE PROCESSES

Review of Charter

1.	Review and reassess the adequacy of the Audit Committee Charter at least annually or as conditions dictate.

2.	Complete an annual Audit Committee self-evaluation.

Staffing/Independence of Auditors

1.	Review activities, organizational structure, and qualifications of the internal audit group.

2.	Select, evaluate, and, where appropriate, replace the outside auditor. The outside auditor is ultimately accountable to the Audit Committee, as representatives of the shareholders.

3.	On an annual basis, review the outside auditor’s internal quality control procedures and related material issues resulting from recent reviews.

4.	On an annual basis, ensure the receipt of a written statement from the outside auditor delineating all relationships between the outside auditor and the Company, and a letter confirming that in the outside auditor’s judgment, it is independent of the Company consistent with Independence Standards Board Standard No. 1. Actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services which may impact the objectivity and independence of the auditor. Based upon the information received from and discussions conducted with the outside auditor, make a resolution that the outside auditor is independent or, if necessary, take appropriate action to ensure the independence of the outside auditor.

5.	Approve all fees and other compensation to be paid to the outside auditor. In addition, any audit or non-audit services by the outside auditor are to be approved by the Audit Committee in advance of the services being performed. Under the pre-approval process, as disclosed in Kimball’s public filings, the Chairperson of the Audit Committee may be delegated the authority to approve services to be performed.

Planning of the Audit

1.	Review, at least annually, the outside auditor and internal audit group’s joint business and financial risk assessment and resulting audit plan.

Audit Process

1.	Review significant changes, if any, in the execution of the outside auditor’s and internal audit’s previously reviewed joint audit plan.

2.	Review significant changes to Kimball’s accounting principles and practices as suggested by financial management, the outside auditor, or internal audit group.

3.	Consider the outside auditors judgments about the preferability and level of conservatism of Kimball’s accounting principles as applied in its financial reporting.

4.	Ensure the outside auditor conducts a SAS 71 Interim Financial Review prior to the quarterly earnings release and Kimball’s filing of its Form 10-Q.

5.	At least annually during a regular session, meet with financial management, the internal audit group, and the outside auditor in separate executive sessions to discuss any matters, including the internal control environment, that the Audit Committee or these groups believe should be discussed privately with the Audit Committee.

6.	Following completion of the Annual Audit, review separately with each of financial management, the outside auditor and internal audit group any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

Reporting of Audit Results

1.	Review the reports prepared by the outside auditor and/or the internal audit group summarizing significant control weaknesses and management’s response to those weaknesses.

2.	Review with financial management, the outside auditor, and the internal audit group the quarterly earnings release prior to public dissemination.

3.	Review and discuss the audited financial statements with management.

4.	Discuss with the outside auditor matters required to be discussed by Statement on Auditing Standards No. 61, including significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management. As a part of this discussion, review with both Kimball management and the outside auditor the selection, application and disclosure of critical accounting policies; and (2) all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the accounting firm.

5.	Obtain from and review with the outside auditor the following: schedule of unadjusted differences, management representation letters, reports on observations and recommendations on internal control, and engagement letter.

6.	Prepare a report to be included in Kimball’s proxy statement in accordance with rules established by the Securities and Exchange Commission.

7.	Report activities to the full Board of Directors on a regular basis including whether it recommends that the audited financial statements be included in the Annual Report on Form 10-K; and report the Audit Committee’s assessment of the independence of the outside auditor.

APPENDIX C

APPROVAL PROCESS FOR SERVICES PERFORMED BY THE EXTERNAL AUDITOR

Objective

      To ensure the external auditor is independent in both fact and appearance with respect to the audit of the financial statements of Kimball International, Inc. (Company).

Process

      The external auditor of the Kimball International, Inc. reports to and is engaged by the Audit Committee of the Company. Prior to the engagement of the external auditor to render service, the service and fees are approved by the Audit Committee. The Audit Committee will not engage the external auditor for any non-audit service that is specifically prohibited by the regulations nor will approval be granted for any non-audit service that individually or in the aggregate, in the Audit Committee’s opinion, impairs the independence of the external auditor with respect to the audit of the financial statements of the Company. Pre-approval of services is obtained either (1) by explicit approval of individual services from the Audit Committee or (2) pursuant to a pre-approved range of fees established by the audit committee based upon a specific type of service being provided. The audit committee has delegated authority to the Audit Committee chairperson to grant approval required by this policy for any service engagements that arise between audit committee meetings. During the next regularly scheduled Audit Committee meeting, or sooner as appropriate, the Audit Committee Chairperson updates the full committee of approved external auditor services.

Vote by Telephone

Have your Proxy Card available when you call the Toll-Free number 1-800-542-1160 using a touch-tone telephone. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.

Vote by Internet

Have your Proxy Card available when you access the website http://www.votefast.com. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.

Vote by Mail

Please mark, sign and date your Proxy Card and return it in the postage-paid envelope provided or return it to: Stock Transfer Dept. (KII), National City Bank, P.O. Box 94509, Cleveland OH 44101-4500.

Vote by Telephone Call Toll-Free using a Touch-Tone phone: 1-800-542-1160	Vote by Internet Access the Website and Cast your vote: http://www.votefast.com	Vote by Mail Return your Proxy in the Postage-paid envelope provided

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 11:59 p.m. Eastern Standard Time on October 20, 2003 to be counted in the final tabulation.
If you vote by telephone or Internet, please do not mail your Proxy Card.

Your control number is:

Proxy must be signed and dated below. \/ Please fold and detach card at perforation before mailing. \/

KIMBALL INTERNATIONAL, INC.	CLASS A PROXY

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Share Owners on October 21, 2003.

I appoint James C. Thyen and Douglas A. Habig, or either of them, each with full power of substitution, as Proxies to vote all shares of CLASS A COMMON STOCK of Kimball International, Inc. standing in my name on its books at the close of business on August 18, 2003, at the annual meeting of its share owners to be held at the principal offices of the Company located at 1600 Royal Street, Jasper, Indiana, at 9:30 A.M., Eastern Standard Time, on Tuesday, October 21, 2003, and at any adjournments thereof, with respect to the following matters:

THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

Signature(s)

Signature(s)

Date: , 2003

(If stock is registered in the name of more than one person, the Proxy should be signed by all named owners. If signing as attorney, executor, administrator, trustee, guardian, corporate official, etc., please give full title as such.)

YOUR VOTE IS IMPORTANT!

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the manner as if you marked, signed and returned your Proxy Card.

\/ Please fold and detach card at perforation before mailing. \/

KIMBALL INTERNATIONAL, INC.	CLASS A PROXY

This Proxy when properly executed will be voted in the manner directed by the undersigned share owner.

If no direction is made, this Proxy will be voted for Proposals 1 and 2. Please mark box OR

1.	ELECTION OF DIRECTORS

	Nominees:	(01) Douglas A. Habig	(02) James C. Thyen	(03) John B. Habig	(04) Ronald J. Thyen
		(05) Christine M. Vujovich	(06) Brian K. Habig	(07) John T. Thyen	(08) Alan B. Graf, Jr.
		(09) Polly B. Kawalek	(10) Harry W. Bowman	(11) Geoffrey L. Stringer

FOR all nominees listed above (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed above

(INSTRUCTION:	To withhold authority to vote for any individual nominee, write that nominee’s name or number on the space provided below.)

2.	APPROVAL OF 2003 STOCK OPTION AND INCENTIVE PLAN

	FOR adoption of the Plan	AGAINST adoption of the Plan	ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT—THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

Vote by Telephone

Have your Proxy Card available when you call the Toll-Free number 1-800-542-1160 using a touch-tone telephone. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.

Vote by Internet

Have your Proxy Card available when you access the website http://www.votefast.com. You will be prompted to enter your Control Number. Please follow the simple prompts that will be presented to you to record your vote.

Vote by Mail

Please mark, sign and date your Proxy Card and return it in the postage-paid envelope provided or return it to: Stock Transfer Dept. (KII), National City Bank, P.O. Box 94509, Cleveland OH 44101-4500.

Vote by Telephone Call Toll-Free using a Touch-Tone phone: 1-800-542-1160	Vote by Internet Access the Website and Cast your vote: http://www.votefast.com	Vote by Mail Return your Proxy in the Postage-paid envelope provided

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 11:59 p.m. Eastern
Standard Time on October 20, 2003 to be counted in the final tabulation.
Kimball Retirement Plan Participant votes must be received
by 11:59 p.m. Eastern Standard Time on October 14, 2003 to
be counted in the final tabulation. If you vote by telephone or
Internet, please do not mail your Proxy Card.

Your control number is:

Proxy must be signed and dated below. \/ Please fold and detach card at perforation before mailing. \/

KIMBALL INTERNATIONAL, INC.	CLASS B PROXY

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Share Owners on October 21, 2003.

I appoint James C. Thyen and Douglas A. Habig, or either of them, each with full power of substitution, as Proxies to vote all shares of CLASS B COMMON STOCK of Kimball International, Inc. standing in my name on its books at the close of business on August 18, 2003, at the annual meeting of its share owners to be held at the principal offices of the Company located at 1600 Royal Street, Jasper, Indiana, at 9:30 A.M., Eastern Standard Time, on Tuesday, October 21, 2003, and at any adjournments thereof, with respect to the following matters:

THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

Signature(s)

Signature(s)

Date: , 2003

(If stock is registered in the name of more than one person, the Proxy should be signed by all named owners. If signing as attorney, executor, administrator, trustee, guardian, corporate official, etc., please give full title as such.)

YOUR VOTE IS IMPORTANT!

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the manner as if you marked, signed and returned your Proxy Card.

\/ Please fold and detach card at perforation before mailing. \/

KIMBALL INTERNATIONAL, INC.	CLASS B PROXY

This Proxy when properly executed will be voted in the manner directed by the undersigned share owner.

If no direction is made, this Proxy will be voted for Proposal 1, except for Kimball Retirement Plan participants, which if no direction is made, this proxy will be voted in accordance with the terms of the plan. Please mark box    or

1.	ELECTION OF DIRECTOR

	Nominee	(01) Dr. Jack R. Wentworth

	FOR the nominee listed above		WITHHOLD AUTHORITY to vote for the nominee listed above

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT—THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.